SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  August 26, 2002


                                    INDYMAC MBS, INC.
           as Depositor, IndyMac Bank, F.S.B. as Seller and as Master Servicer, and Deutsche Bank National Trust Company, as trustee (the
           "Trustee") under the Pooling and Servicing Agreement, dated as of May 1, 2002, providing for the issuance of IndyMac MBS, Inc. Residential Asset Securitization Trust Series 2002-A5 Mortgage Pass-Through Certificates Series 2002-E.


           INDYMAC MBS, INC. RESIDENTIAL ASSET-SECURITIZATION TRUST SERIES
             2002-A5 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-E.
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-82831-07                         95-4685267
          (Commission File Number)        (I.R.S. Employer Identification No.)


          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (800) 669-2300


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of August 26, 2002.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Deutsche Bank National Trust Company, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002.


          Date:  September 5, 2002              By:  /s/ Katie Wannenmacher
                                            Katie Wannenmacher
                                            Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of August 26, 2002.
















                              IndyMac Residential Asset Securitization Trust
>2002-A5
                              Mortgage Pass-Through Certificates
                              August 26, 2002 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Cred
>it Enhancement Report                                              11
                                                                       5.  Coll
>ateral Report                                                      12
                                                                       6.  Deli
>nquency Report                                                     15
                                                                       7.  REO
>Report                                                             16
                                                                       8.  Prep
>ayment Report                                                      17
                                                                       9.  Prep
>ayment Detail Report                                               20
                                                                      10.  Real
>ized Loss Report                                                   21
                                                                      11.  Real
>ized Loss Detail Report                                            24
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     25
                                                                      13.  Othe
>r Related Information                                              26
                                                                      14.  Addi
>tional Certificate Report                                          27
                                                                           Tota
>l Number of Pages
> 27
                                                            CONTACTS
                                                                            Adm
>inistrator:   James F Noriega
                                                                            Dir
>ect Phone Number:   (714)247-6281
                                                                            Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       IndyMac Bank
>                                                         Cut-Off Date:
>     May 1, 2002
                              Certificate Insurer(s):
>                                                         Closing Date:
>      May 29, 2002

>                                                         First Payment Date:
> June 25, 2002
                              Servicer(s):                  IndyMac Bank      M
>aster Servicer

>                                                         Distribution Date:
>    August 26, 2002
                              Underwriter(s):               Bear, Stearns & Co.
> Inc                                                     Record Date:
>      July 31, 2002

>                          Page 1 of 27
>          (c) COPYRIGHT 2002 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       3
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IN0205  200208
>        0       0 3515043       0       0       0       0       7       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IN0205  200207
>        0       0 4694875       0       0       0       0      11       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IN0205  200206
>        0       0 2262646       0       0       0       0       6       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0 3515043       7       0       0       0       0       0       04.16E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0 4694875      11       0       0       0       0       0       04.21E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0 2262646       6       0       0       0       0       0       04.25E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      15
>0       0                                                           357.5
>                                                 0       0     0.01128806
                        953259.417659166444114.4       0       0      28
>0       0                                                         355.304
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.06E+08     940     924313676.2 9229718429154.2       0       0      15
>0      0       085916.21   732.8311470213010723230070454     356355.30453.4229
>17       0       0       0       0       0       0       0    0.008658963
4.16E+08     947     940318787.7 506482941605.21       0       0       7
>0      0       086800.44  978.83315524243049907230461905     357 356.3752.4376
>16       0       0       0       0       0       0       0    0.011288056
4.21E+08     953     947320795.5 3364618  -26645       0       0       6
>0      0       088069.77  471.74318315333076903530731602     358357.49971.4432
>26       0       0       0       0       0       0       0    0.005370113

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.01128806       0       0       0                   0.0
>75
                                                        0                   0.0
>74
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.008658963       0       0       0  Aug-02405.94270.0748
>88                                                0.0232410.9767590.014431
>   0.0144310.2458620.160069        0.1600693.42291735.9141532.87398
              0       0.011288056       0       0       0  Jul-02415.91530.0748
>86                                                0.0121290.987871
>   0.0099970.136217                0.1135792.43761627.94066
              0       0.005370113       0       0       0  Jun-02421.34050.0748
>98                                                 0.00786 0.99214
>    0.007860.090348                0.0903481.44322631.30055
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
32.873989658.873       0       1       0               0       0       0
>        0       0       0               0
>                         3       3Collection Account Repor       8       3
>  0
29.266595106.434       0       1                       0       0
>        0       0                       0
>                         4       4Credit Enhancement Repor      11       1
31.300553337.973       0       1                       0       0
>        0       0                       0
>                         5       5Collateral Report             12       3
>  0

>
>                         6       6Delinquency Report            15       1
>  0

>
>                         7       7REO Report                    16       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             17       3
>  0

>
>                        10       9Prepayment Detail Report      20       1

>
>                        11      10Realized Loss Report          21       3
>  0

>
>                        12      11Realized Loss Detail Rep      24       1

>
>                        13      12Triggers, Adj. Rate Cert      25       1

>
>                        14      13Other Related Informatio      26       1

>
>                        15      14Additional Certificate R      27       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         27
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       1       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               1               1
               1       1       1
               0               0
               0               0
              27

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         27
Group 1 Group 1                                         Group 1
>         Group 1                         Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
3.383911225.4496       0       1                       0       0
>        0       0                       0
3.004933122.9599       0       1                       0       0
>        0       0                       0
Group 2 Group 2                                         Group 2
>         Group 2                         Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
30.18212901.1974       0       1                       0       0
>        0       0                       0
       0       0       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
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              27